Entergy Savings Plan Termination	12 Months Ended
Dec. 31, 2025
EBP 003
EBP, Description of Plan [Line Items]
Entergy Savings Plan Termination	Entergy Savings Plan Termination
Although they have not expressed any intent to do so, the participating employers have the right under the Entergy Savings Plan to discontinue their contributions at any time and the Entergy Corporation Board of Directors (the Board) or the Talent & Compensation Committee of the Board has the right to terminate the Entergy Savings Plan subject to the provisions of ERISA. In the event that the Entergy Savings Plan is terminated, subject to conditions set forth in ERISA, the Entergy Savings Plan provides that all participants will be fully vested and the net assets of the Entergy Savings Plan will be distributed to participants in proportion to their respective vested interests in such net assets at that date.